UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

CHENIERE CORPUS CHRISTI HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-215435	47-1929160
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street, Suite 1900 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On May 15, 2017, Cheniere Corpus Christi Holdings, LLC (“CCH”), an indirect, wholly-owned subsidiary of Cheniere Energy, Inc. (“Cheniere”), and CCH’s subsidiaries Corpus Christi Liquefaction, LLC (“CCL”), Cheniere Corpus Christi Pipeline, L.P. (“CCP”) and Corpus Christi Pipeline GP, LLC (“CCP GP” and together with CCL and CCP, each, a “Guarantor” and collectively, the “Guarantors”), as guarantors, entered into a Purchase Agreement (the “Purchase Agreement”) with RBC Capital Markets, LLC as representative of the initial purchasers named therein (the “Initial Purchasers”), to issue and sell to the Initial Purchasers $1.5 billion aggregate principal amount of its 5.125% Senior Secured Notes due 2027 (the “Notes”).

The Purchase Agreement contains customary representations, warranties and agreements by CCH and the Guarantors and customary conditions to closing and indemnification obligations of CCH and the Guarantors and the Initial Purchasers. The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 1.1 hereto and is incorporated by reference herein.

Certain Initial Purchasers and their affiliates have provided in the past, to CCH and its subsidiaries and Cheniere and certain other affiliates of Cheniere, and may provide from time to time in the future, certain commercial banking, financial advisory, investment banking and other services in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions.

On May 19, 2017 (the “Issue Date”), CCH closed the sale of the Notes pursuant to the Purchase Agreement. The sale of the Notes was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes were sold on a private placement basis in reliance on Section 4(a)(2) of the Securities Act and Rule 144A and Regulation S thereunder.

Indenture

The Notes were issued by CCH on the Issue Date pursuant to the Indenture, dated as of May 18, 2016 (the “Base Indenture”), among CCH, as issuer, CCL, CCP and CCP GP, as guarantors, any other guarantor that may become a party thereto from time to time and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by a second supplemental indenture, dated as of the Issue Date, among CCH, the Guarantors, any other guarantor that may become a party thereto from time to time and the Trustee, relating to the Notes (the “Second Supplemental Indenture”). The Base Indenture as supplemented by the Second Supplemental Indenture is referred to herein as the “Indenture.”

Under the terms of the Second Supplemental Indenture, the Notes will mature on June 30, 2027 and will accrue interest at a rate equal to 5.125% per annum on the principal amount from the Issue Date, with such interest payable semi-annually, in cash in arrears, on June 30 and December 31 of each year, commencing on December 31, 2017. Any accrued and unpaid interest on the Notes at maturity will be paid on the maturity date.

The Notes are senior secured obligations of CCH and rank senior in right of payment to any and all of CCH’s future indebtedness that is subordinated in right of payment to the Notes and equal in right of payment with all of CCH’s existing and future indebtedness (including all loans under CCH’s existing credit facility, all obligations under CCH’s working capital facility and all of CCH’s outstanding senior secured notes) that is senior and secured by the same collateral securing the Notes. The Notes are effectively senior to all of CCH’s senior indebtedness that is unsecured to the extent of the value of the assets constituting the collateral securing the Notes.

As of the Issue Date, the Notes are guaranteed by all of CCH’s existing subsidiaries, consisting of CCL, CCP and CCP GP, and will also be guaranteed by certain of CCH’s future domestic subsidiaries. Such guarantees will be joint and several obligations of such guarantors. The Notes will be secured by a first-priority security interest in substantially all of CCH’s and such guarantors’ assets.

At any time or from time to time prior to January 1, 2027, CCH may redeem all or a part of the Notes, at a redemption price equal to the “make-whole” price set forth in the Second Supplemental Indenture, plus accrued and unpaid interest, if any, to the date of redemption. CCH also may at any time on or after January 1, 2027, redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to the date of redemption.

2

The Indenture also contains customary terms and events of default and certain covenants that, among other things, limit CCH’s ability and the ability of CCH’s restricted subsidiaries to incur additional indebtedness or issue preferred stock, make certain investments or pay dividends or distributions on membership interests or subordinated indebtedness or purchase, redeem or retire membership interests, sell or transfer assets, including membership or partnership interests of CCH’s restricted subsidiaries, restrict dividends or other payments by restricted subsidiaries to CCH or any of CCH’s restricted subsidiaries, incur liens, enter into transactions with affiliates, dissolve, liquidate, consolidate, merge, sell or lease all or substantially all of the properties or assets of CCH and its restricted subsidiaries taken as a whole or permit any Guarantor to dissolve, liquidate, consolidate, merge, sell or lease all or substantially all of its properties and assets. The Indenture covenants are subject to a number of important limitations and exceptions.

The foregoing description of the Second Supplemental Indenture is qualified in its entirety by reference to the full text of the Second Supplemental Indenture, which is filed as Exhibit 4.1 hereto and is incorporated by reference herein. The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture, which is incorporated by reference herein. A copy of the Base Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by Cheniere on May 18, 2016.

Registration Rights Agreement

In connection with the closing of the sale of the Notes, CCH, the Guarantors and RBC Capital Markets, LLC, as representative of the respective Initial Purchasers, entered into a Registration Rights Agreement dated the Issue Date (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, CCH and the Guarantors have agreed, and any future guarantors of the Notes will agree, to use commercially reasonable efforts to file with the U.S. Securities and Exchange Commission and cause to become effective a registration statement with respect to an offer to exchange any and all of the Notes, for a like aggregate principal amount of debt securities of CCH issued under the Indenture and identical in all material respects to the respective Notes sought to be exchanged (other than with respect to restrictions on transfer or to any increase in annual interest rate), and that are registered under the Securities Act. CCH and the Guarantors have agreed, and any future guarantors of the Notes will agree, to use commercially reasonable efforts to cause such registration statement to become effective within 360 days after the Issue Date. Under specified circumstances, CCH and the Guarantors have also agreed, and any future guarantors will also agree, to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the Notes. CCH will be obligated to pay additional interest if it fails to comply with its obligations to register the Notes within the specified time periods.

This description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description

1.1

Purchase Agreement, dated as of May 15, 2017, among Cheniere Corpus Christi Holdings, LLC and Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC, as guarantors, and RBC Capital Markets, LLC, for itself and as representative of the purchasers.

4.1

Second Supplemental Indenture, dated as of May 19, 2017, among Cheniere Corpus Christi Holdings, LLC, as issuer, Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC, as guarantors, and The Bank of New York Mellon, as trustee.

10.1

Registration Rights Agreement, dated as of May 19, 2017, among Cheniere Corpus Christi Holdings, LLC and Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC, as guarantors, and RBC Capital Markets, LLC, for itself and as representative of the purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE CORPUS CHRISTI HOLDINGS, LLC

Dated: May 19, 2017	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1

Purchase Agreement, dated as of May 15, 2017, among Cheniere Corpus Christi Holdings, LLC and Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC, as guarantors, and RBC Capital Markets, LLC, for itself and as representative of the purchasers.

4.1

Second Supplemental Indenture, dated as of May 19, 2017, among Cheniere Corpus Christi Holdings, LLC, as issuer, Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC, as guarantors, and The Bank of New York Mellon, as trustee.

10.1

Registration Rights Agreement, dated as of May 19, 2017, among Cheniere Corpus Christi Holdings, LLC and Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC, as guarantors, and RBC Capital Markets, LLC, for itself and as representative of the purchasers.